UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934
(Amendment No. )

_____________________________

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Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all the boxes that apply):
[X]    No fee required.
[ ]    Fee paid previously with preliminary materials.
[ ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

March 6, 2023

Dear Contract Owner:
We cordially invite you to attend a joint annual meeting of shareholders (including any adjournments or postponements, the "Meeting") of each series of Principal Variable Contracts Funds, Inc. ("PVC"), Principal Funds, Inc. ("PFI"), Principal Exchange-Traded Funds ("PETF"), and Principal Diversified Select Real Asset Fund ("PDSRA"), all investment companies registered under the Investment Company Act of 1940, as amended, and advised by Principal Global Investors, LLC, on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392.
The enclosed proxy materials relate to only PVC and are being sent only to the PVC shareholders that owned shares of any series of PVC (each an "Account" and, collectively, the "Accounts") as of the close of business on February 27, 2023, the record date for the Meeting (the "Record Date"). The Accounts' shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts.You are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated the contract value of such contract or policy to one or more Accounts. As a result, you have the right to instruct your insurance company how to vote the shares of the Accounts that represent your contract value.  Your insurance company will vote, in accordance with your instructions, the number of Account shares that represents that portion of your contract value invested in each of the Accounts as of the Record Date.
PVC shareholders that owned shares of any series of PFI or PETF, or shares of PDSRA, as of the Record Date will separately receive proxy materials for PFI and/or PETF and/or PDSRA. References in these proxy materials to a "Account" or the "Accounts" and the "Board of Directors" are to PVC Account(s) and the PVC Board of Directors, respectively, unless otherwise indicated.
The purpose of the Meeting for PVC shareholders is to elect the Board of Directors, including four nominees for Independent Director who have not previously been elected by shareholders and two nominees for new Interested Directors, and to consider one other proposal, in addition to the transaction of such other business as may properly come before the Meeting.
Proposal Affecting All Accounts. Shareholders of all Accounts are being asked to:
•Elect thirteen Directors as members of the Board of Directors.
Proposal Affecting Only Certain Accounts. Shareholders of all Accounts, except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts, are being asked to:
•Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, as described in the proposal, on behalf of the Account without obtaining shareholder approval.
Enclosed you will find PVC’s Notice of Joint Annual Meeting of Shareholders, a Proxy Statement, and a voting instruction card for shares of each Account to which you had allocated contract value as of the close of business on the Record Date.  The Proxy Statement provides background information and describes in detail the proposals to be voted on at the Meeting.
The PVC Board of Directors has voted in favor of all the proposals and recommends that you give voting instructions “For” all the proposals.
For your shares to be voted at the Meeting, we urge you to read the Proxy Statement and then complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 26, 2023.  As a convenience, we offer three options by which you may give voting instructions:

By Internet: Follow the instructions located on your voting instruction card(s).
By Phone: The phone number is located on your voting instruction card(s).  Be sure you have your control number, as printed on your voting instruction card(s), available when you call.
By Mail: Sign your voting instruction card(s) and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate you taking the time to respond to this matter.  Your vote is important.  If you have questions regarding the Meeting or these proxy materials, please call 1-833-290-2605.

Sincerely,

Kamal Bhatia
President and Chief Executive Officer

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

Blue Chip Account	Principal LifeTime Strategic Income Account
Bond Market Index Account	Principal LifeTime 2010 Account
Core Plus Bond Account	Principal LifeTime 2020 Account
Diversified Balanced Account	Principal LifeTime 2030 Account
Diversified Balanced Managed Volatility Account	Principal LifeTime 2040 Account
Diversified Balanced Volatility Control Account	Principal LifeTime 2050 Account
Diversified Growth Account	Principal LifeTime 2060 Account
Diversified Growth Managed Volatility Account	Real Estate Securities Account
Diversified Growth Volatility Control Account	SAM Balanced Portfolio*
Diversified Income Account	SAM Conservative Balanced Portfolio*
Diversified International Account	SAM Conservative Growth Portfolio *
Equity Income Account	SAM Flexible Income Portfolio*
Global Emerging Markets Account	SAM Strategic Growth Portfolio*
Government & High Quality Bond Account	Short-Term Income Account
LargeCap Growth Account I	SmallCap Account
LargeCap S&P 500 Index Account	U.S. LargeCap Buffer January Account
LargeCap S&P 500 Managed Volatility Index Account	U.S. LargeCap Buffer July Account
MidCap Account	U.S. LargeCap Buffer October Account
Principal Capital Appreciation Account
* Strategic Asset Management (SAM) Portfolio.

To Shareholders and Contract Owners:

A joint annual meeting of shareholders of each series of Principal Variable Contracts Funds, Inc. ("PVC"), Principal Funds, Inc., Principal Exchange-Traded Funds, and of Principal Diversified Select Real Asset Fund, will be held at 801 Grand Avenue, Des Moines, Iowa 50392 on April 26, 2023 at 10:00 a.m. Central Time (including any adjournments or postponements, the “Meeting”).  For PVC, the Meeting is being held to consider and vote on the following matters as well as any other business that may properly come before the Meeting:
1.    Election of the Board of Directors (Shareholders of all Accounts).
2.     Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, as described in the proposal, on behalf of the Fund without obtaining shareholder approval. (Shareholders of all Accounts, except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts).
A Proxy Statement providing information about the above proposals to be voted on at the Meeting is included with this Notice.
Each shareholder of record as of the close of business on February 27, 2023, the record date for the Meeting, is entitled to notice of and to vote at the Meeting. The Accounts' shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts. If you are a Contract Owner, you are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated the contract value of such contract or policy to one or more Accounts. As a result, you have the right to instruct your insurance company how to vote the shares of the Accounts that represent your contract value.

Your vote is important.  No matter how many shares you own, please vote.  If you have allocated your contract value to more than one Account, you may receive a separate voting instruction card for each such Account, and you need to return all of the voting instruction cards (or follow the instructions to vote by telephone or by Internet). To save your Account(s) from incurring the cost of additional solicitations, please review the materials and vote today.

For the Board of Directors

Beth C. Wilson
Vice President and Secretary

Dated: March 6, 2023
Important Notice Regarding Availability of Proxy Statement for the Joint Annual Meeting of Shareholders to be Held on April 26, 2023. This Proxy Statement is available on the Internet at
https://proxyvotinginfo.com/p/principal2023.

TABLE OF CONTENTS

		Page
Introduction		6
Voting Information		7
Proposal 1	Election of the Board of Directors	10
Proposal 2	Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval	22
Independent Registered Public Accounting Firm		25
Other Matters		29
Appendix A	Outstanding Shares and Share Ownership	A-1
Appendix B	Audit Committee Charter	B-1

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

PROXY STATEMENT
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 26. 2023
_________________
INTRODUCTION

Each series of Principal Variable Contracts Funds, Inc. (“PVC”), Principal Funds, Inc. ("PFI"), Principal Exchange-Traded Funds ("PETF"), and Principal Diversified Select Real Asset Fund ("PDSRA"), will hold a joint annual meeting of shareholders on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392 (including any adjournments or postponements, the “Meeting”).  This Proxy Statement and the accompanying voting instruction card(s) relate to PVC only and are being sent to PVC shareholders on or about March 17, 2023. Separate proxy materials for each of PFI, PETF, and PDSRA are being sent to PFI, PETF, and PDSRA shareholders, respectively.
Shares of each separate series of PVC (each an “Account” and, collectively, the “Accounts”) are owned of record by insurance company separate accounts (“Separate Accounts”) established to fund benefits under variable annuity contracts and variable life insurance policies (each a “Contract”) issued by such insurance companies (each an “Insurance Company”).  Persons holding Contracts are referred to herein as “Contract Owners.”
PVC is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  PVC currently offers 37 Accounts listed below:

Blue Chip Account	Principal LifeTime Strategic Income Account
Bond Market Index Account	Principal LifeTime 2010 Account
Core Plus Bond Account	Principal LifeTime 2020 Account
Diversified Balanced Account	Principal LifeTime 2030 Account
Diversified Balanced Managed Volatility Account	Principal LifeTime 2040 Account
Diversified Balanced Volatility Control Account	Principal LifeTime 2050 Account
Diversified Growth Account	Principal LifeTime 2060 Account
Diversified Growth Managed Volatility Account	Real Estate Securities Account
Diversified Growth Volatility Control Account	SAM Balanced Portfolio*
Diversified Income Account	SAM Conservative Balanced Portfolio*
Diversified International Account	SAM Conservative Growth Portfolio *
Equity Income Account	SAM Flexible Income Portfolio*
Global Emerging Markets Account	SAM Strategic Growth Portfolio*
Government & High Quality Bond Account	Short-Term Income Account
LargeCap Growth Account I	SmallCap Account
LargeCap S&P 500 Index Account	U.S. LargeCap Buffer January Account
LargeCap S&P 500 Managed Volatility Index Account	U.S. LargeCap Buffer July Account
MidCap Account	U.S. LargeCap Buffer October Account
Principal Capital Appreciation Account
* Strategic Asset Management (SAM) Portfolio.
Principal Global Investors, LLC ("PGI") is the investment advisor and fund administrator to the Accounts. Principal Funds Distributor, Inc. (the “PFD”) is the distributor for all share classes of the Accounts. PGI and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”).  The address is in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.

PVC will furnish, without charge, copies of its most recent annual and semi-annual shareholder reports to any shareholder upon request. To obtain a copy of a report, please contact PVC by calling the Shareholder Services Department toll free at 1-800-222-5852 or by writing to PVC at P.O. Box 219971, Kansas City, MO 64121-9971. Copies of each Account's most recent annual and semi-annual shareholder reports can also be obtained at www.PrincipalAM.com/Prospectuses.
Summary of Proposals.  The Meeting is being held to consider several proposals.  The proposals to be voted upon, and the Accounts to which each proposal applies, are set forth below.

	Proposal	Applicable Accounts
Proposal 1	Election of the Board of Directors	Shareholders of all Accounts
Proposal 2
Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, as described in the proposal, on behalf of the Fund without obtaining shareholder approval.
Shareholders of all Accounts, except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts

VOTING INFORMATION

Voting Procedures.  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of PVC. Please vote your shares by returning the enclosed card(s) in the enclosed postage-paid envelope or by following the instructions on the card(s) for voting by telephone or Internet. Shareholders who wish to attend the Meeting in person may call 1-833-290-2605 if they have any questions.
If you properly complete and return the enclosed voting instruction card(s) (or if you give your proxy by telephone or Internet), the persons named on the card(s) as proxies will vote your shares as you indicate on the card(s) (or as you instruct by telephone or Internet) or "For" approval of each proposal for which there is no indication. You may change your vote and revoke your proxy at any time before it is voted at the Meeting in any of the following ways:
(i) by sending a written notice of revocation to the Meeting Secretary of Principal Variable Contracts Funds, Inc. in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(ii) by submitting another properly signed card at a later date to the Meeting Secretary of Principal Variable Contracts Funds, Inc. in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(iii) by submitting another proxy by telephone or Internet at a later date; or
(iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
Voting Rights.  Only shareholders of record as of the close of business on February 27, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The shareholders of all Accounts and all share classes will vote together on Proposal 1 regarding the election of Directors. The shareholders of each Account, except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts (none of which Accounts is voting on Proposal 2), will vote together as a single class and not by separate classes on Proposal 2. You are entitled to one vote on each proposal submitted to the shareholders of an Account for each share of that Account you hold, and fractional votes for fractional shares held.
The affirmative vote of a plurality of the shares voted at the Meeting is required for the election of each Director under Proposal 1. This means that those nominees for Director receiving the highest number of votes cast at the Meeting will be elected. The nominees are running unopposed, so each nominee is expected to be elected as a Director because all nominees who receive votes in favor will be elected. Proposal 2 requires for approval the affirmative vote of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean, with respect to an Account, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Account present in person or by proxy at the meeting of that Account, if the holders of more than 50% of the outstanding voting securities of the Account are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Account (such lesser amount being a “Majority of the Outstanding Voting Securities”).  Under this definition, Proposal 2 could be approved by as little as approximately one-third of the outstanding voting securities of the Account to which that proposal applies.
The number of votes eligible to be cast at the Meeting with respect to each Account as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.
Quorum Requirements; Abstentions and Broker Non-Votes.  A quorum must be present at the Meeting for the transaction of business by any Account. For Proposal 1, the presence in person or by proxy of one-third of the shares of PVC outstanding as of the close of business on the Record Date constitutes a quorum. For Proposal 2, the presence in person or by proxy of one-third of the shares of each Account (except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts, none of which Accounts will vote on Proposal 2), outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Account.
Abstentions, if any, will be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on a proposal. As a result, with respect to (i) Proposal 1 requiring the affirmative vote of a plurality of shares cast at the Meeting, abstentions will have no effect on the outcome of such proposal, and (ii) Proposal 2 requiring the affirmative vote of a Majority of the Outstanding Voting Securities, as defined above, abstentions will have the effect of a vote against such proposals.
Broker non-votes, if any, will also be considered present for purposes of determining the existence of a quorum. The Funds understand that, under the rules of the New York Stock Exchange, brokers and nominees may, for certain "routine" matters, grant certain discretionary authority to the proxies designated by the Board to vote without instructions from their customers if no instructions have been received prior to the date specified in the broker's or nominee's requests for voting instructions. A broker non-vote occurs when a broker or nominee indicates it has not received voting instructions from a shareholder and is barred from voting the shares without such shareholder instructions because the proposal is considered non-routine under the rules of the New York Stock Exchange. Proposal 2 may be considered non-routine, so your broker or nominee likely will not be permitted to vote your shares if it has not received instructions from you, resulting in broker non-votes. A broker non-vote on Proposal 2 will have the same effect as a vote against such proposal. Proposal 1 is considered routine under the rules of the New York Stock Exchange, so if you do not give your broker or nominee voting instructions on this proposal, your broker or nominee may vote your shares in its discretion, resulting in no broker non-votes. However, if your broker or nominee does not exercise such discretion and a broker non-vote results, such broker non-vote will have no effect on the outcome of Proposal 1.
If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting as to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to an Account will require the affirmative vote of the holders of a majority of the shares of the Account present in person or by proxy at the Meeting.  The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Contract Owner Voting Instructions.  Shares of the Accounts are sold to Separate Accounts of the Insurance Companies and are used to fund benefits under Contracts. Each Contract Owner has the right to instruct Insurance Company how to vote the shares of the Accounts that represent his or her contract value. You can do so by marking voting instructions on the voting instruction card(s) enclosed with this Proxy Statement and then signing and dating the voting instruction card(s) and mailing the card(s) in the envelope provided.  If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposals.  Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions. Each Insurance Company will vote the shares for which it does not receive timely voting instructions from Contract Owners in the same proportion as votes cast by Contract Owners.  Accordingly, there are not expected to be any broker non-votes. Because of the proportional voting described above, it is unlikely that quorum requirements for the Meeting will not be satisfied, and, as a result, a small number of Contract Owners can determine the outcome of the voting.

Solicitation Procedures.  PVC intends to solicit proxies by mail.  Officers or employees of PVC, PGI, or their affiliates may make additional solicitations by telephone, Internet, or personal contact.  They will not be specially compensated for these services.  Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their customers and to obtain authorization for the execution of proxies.  For those services, PVC will reimburse them for their out-of-pocket expenses.  PVC has retained the services of a professional proxy soliciting firm, DiCosta Partners, to assist in soliciting proxies and provide other services in connection therewith and estimates that the aggregate cost of such services will be approximately $450,000.
Expenses of the Meeting.  The Accounts will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies. The expenses will be allocated to the Account(s) generating the expense, based on the number of Contract Owners.

PROPOSAL 1

ELECTION OF THE BOARD OF DIRECTORS

(Shareholders of all Funds)

At its January 26, 2023 meeting, the Board named the thirteen persons listed below as nominees for election as Directors. Eleven of the nominees currently serve as Directors. The other nominees, Kamal Bhatia and Kenneth McCullum, each will become a Director immediately if elected as a Director at the Meeting. If elected, Mr. Bhatia will fill the vacancy on the Board created by the departure of Timothy Dunbar, who will retire effective at the end of the Meeting.
Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the Meeting, your proxy will be voted for the individual(s) recommended by the Board to fill each resulting vacancy.
The following table presents certain information regarding PVC's Directors and the new nominees, including their principal occupations (which, unless specific dates are shown, are of more than five years duration) and other directorships held in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Mr. Dunbar is not standing for re-election at the Meeting because he is retiring from the Board effective at the end of the Meeting. Information is listed separately for those Directors and nominees who are “interested persons” (as defined in the 1940 Act) of PVC (the “Interested Directors”) and those Directors and nominees who are not interested persons of PVC (the “Independent Directors”). Four of the nominees for Independent Director, Mr. Hymes, Mr. Lattimer, Ms. Dryer and Ms. Grieb, have not previously been elected Directors by PVC's shareholders. The Board’s Nominating and Governance Committee, composed of four of PVC’s Independent Directors, selected and nominated Mr. Hymes, Mr. Lattimer, Ms. Dryer and Ms. Grieb as candidates for Director upon the recommendations of one or more of the Directors or with the assistance of a professional search firm. The two new nominees for Interested Director, Mr. Bhatia and Mr. McCullum, have not previously served as Directors, and both were selected and nominated as candidates for Director upon the recommendations of PGI, PFI's investment advisor.
All individuals who are current PVC Directors also serve as Directors of PFI, another mutual fund advised by PGI; as trustees of PETF, an exchange-traded fund advised by PGI; and as trustees of PDSRA, an interval fund advised by PGI. All individuals who are nominees as PVC Directors are also currently standing as nominees for election as directors or trustees, as applicable, of PFI, PETF, and PDSRA and, if elected by those respective shareholders, will serve as directors or trustees, as applicable, of PFI, PETF, and PDSRA. If the same individuals are not elected by the shareholders of each of PVC, PFI, PETF, and PDSRA the compositions of those boards will differ. PVC, PFI, PETF, and PDSRA (collectively, the “Fund Complex”) currently offer shares of a combined total of 130 funds.
Each Director generally will serve until the next annual meeting of shareholders or until such Director’s earlier death, resignation, or removal. Independent Directors have a 72-year age limit and, for Independent Directors elected on or after September 14, 2021, a 72-year age limit or a 15-year term limit, whichever occurs first. The Board may waive the age or term limits in the Board’s discretion. Pursuant to this policy, Messrs. Barnes and Hirsch are expected to retire in December 2023.

INDEPENDENT BOARD MEMBERS and NOMINEES
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Leroy T. Barnes, Jr. 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2012) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	Retired	130	McClatchy Newspapers, Inc. (2000 - 2020); Frontier Communications, Inc.(2005 - 2019)
Craig Damos 711 High Street Des Moines, IA 50392 1954	Lead Independent Board Member (since 2020) Director, PFI and PVC (since 2008) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	President, C.P. Damos Consulting LLC (consulting services)	130	None
Katharin S. Dyer 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2023) Trustee, PETF and PDSRA (since 2023	Founder and Chief Executive Officer, Pivotwise (consulting services) Global Partner, IBM (technology company) from 2016-2018	130	Liquidity Services, Inc. (2020 - present)
Frances P. Grieb 711 High Street Des Moines, IA 50392 1960	Director, PFI and PVC (since 2023) Trustee, PETF and PDSRA (since 2023	Retired	130	First Interstate BancSystems, Inc. (2022 - present) Great Western Bancorp, Inc. and Great Western Bank (2014 - 2022)
Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2005) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	Interim CEO, MAM USA (manufacturer of infant and juvenile products) February 2020 to October 2020,	130	MAM USA (2011 - present)
Victor L. Hymes 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2020) Trustee, PDSRA and PETF (since 2020)	Founder, CEO, and Chief Investment Officer, Legato Capital Management, LLC (investment management company)	130	None
Padelford L. Lattimer 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2020) Trustee, PDSRA and PETF (since 2020)	Managing Partner, TBA Management Consulting LLC (management consulting and staffing company)	130	None
Karen McMillan 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2014) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	Founder/Owner, Tyche Consulting LLC (consulting services) Managing Director, Patomak Global Partners, LLC (financial services consulting) from 2014-2021	130	None
Elizabeth A. Nickels 711 High Street Des Moines, IA 50392 1962	Director, PFI and PVC (since 2015) Trustee, PETF (since 2015) Trustee, PDSRA (since 2019)	Retired	130	SpartanNash (2000 - 2022)
Mary M. VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2018) Trustee, PETF (since 2018) Trustee, PDSRA (since 2019)	CEO and President, Forte Consulting, Inc. (financial and management consulting)	130	Helmerich & Payne (2019 - present); Denbury Resources Inc. ( 2019 - 2020)

The following Directors are considered to be Interested Directors because they are affiliated persons of PGI, PFD, which currently serves as PVC's principal underwriter, or Principal Securities, Inc. ("PSI”), PVC's former principal underwriter.

INTERESTED BOARD MEMBERS and NOMINEES
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Positions with PGI and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	President and Chief Executive Officer (since 2019)
PGI
Director (since 2019)
President-Principal Funds (since 2019)
PFD
Director (since 2019)
PFGI, PFSI, and PLIC
Senior Executive Director and Chief Operating Officer - PAM (since 2022)
Senior Executive Director and Chief Operating Officer - PGI (2020-2022)
President-Principal Funds (2019-2020)
Post
Director (since 2020)
Principal-REI
Senior Executive Director and Chief Operating Officer - PGI (since 2022)
Director (since 2020)
PSS
Executive Vice President (since 2019)
Director and Chair (2019-2022)
Spectrum
Director (since 2021)
Origin
Additional Director (since 2022)
Oppenheimer Funds
Senior Vice President (2011-2019)
			130	None
Patrick G. Halter 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2017) Trustee, PETF (since 2017) Trustee, PDSRA (since 2019)	PGI Chair (since 2018) Chief Executive Officer and President (since 2018) Director (since 2003) PFGI, PFSI, and PLIC President and Chief Executive Officer - PAM (since 2022) President - PGAM (2020-2022) Post Director (since 2017) Chair (2017-2020) Principal-REI President - PGAM (since 2022) Director and Chair (since 2004) Chief Executive Officer and President (2018-2021) Origin Director (2018-2019)	130	None
Kenneth A. McCullum 711 High Street Des Moines, IA 50392 1964		PFSI Senior Vice President (since 2020) Vice President and Chief Actuary (2015-2020) PLIC Senior Vice President and Chief Risk Officer (since 2020) Vice President and Chief Actuary (2015-2020)	130	None

**Abbreviations used:
Origin Asset Management LLP (Origin)	Principal Global Investors, LLC (PGI)
Post Advisory Group, LLC (Post)	Principal Life Insurance Company (PLIC)
Principal Asset Management (PAM)	Principal Real Estate Investors, LLC (Principal - REI)
Principal Financial Group, Inc. (PFGI)	Principal Securities, Inc. (PSI)
Principal Financial Services, Inc. (PFSI)	Principal Shareholder Services, Inc. (PSS)
Principal Funds Distributor, Inc. (PFD)	Spectrum Asset Management, Inc. (Spectrum)
Principal Global Asset Management (PGAM)

Correspondence intended for the Board or for an individual Director may be sent to the attention of the Board or the individual Director at 711 High Street, Des Moines, Iowa 50392. All communications addressed to the Board or to an individual Director received by PVC are forwarded to the full Board or to the individual Director.
Officers of PVC
    The following table presents certain information regarding the current officers of PVC, including their principal occupations (which, unless specific dates are shown, are of more than five years duration). Officers serve at the pleasure of the Board. Each PVC officer holds the same position with PFI, PETF, and PDSRA.

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	President and Chief Executive Officer (since 2019)
PGI
Director (since 2019)
President-Principal Funds (since 2019)
PFD
Director (since 2019)
PFGI, PFSI, and PLIC
Senior Executive Director and Chief Operating Officer - PAM (since 2022)
Senior Executive Director and Chief Operating Officer - PGI
(2020-2022)
President-Principal Funds (2019-2020)
Post
Director (since 2020)
Principal-REI
Senior Executive Director and Chief Operating Officer - PGI
(since 2022)
Director (since 2020)
PSS
Executive Vice President (since 2019)
Director and Chair (2019-2022)
Spectrum
Director (since 2021)
Origin
Additional Director (since 2022)
Oppenheimer Funds
Senior Vice President (2011-2019)

Randy D. Bolin 711 High Street Des Moines, IA 50392 1961	Assistant Tax Counsel (since 2020)	Vice President/Associate General Counsel, PGI (since 2016) Vice President/Associate General Counsel, PFSI (since 2013) Vice President/Associate General Counsel, PLIC (since 2013)
Beth Graff 711 High Street Des Moines, IA 50392 1968	Vice President and Assistant Controller (since 2021)	Director – Fund Accounting, PLIC (since 2016)
Gina L. Graham 711 High Street Des Moines, IA 50392 1965	Treasurer (since 2016)	Vice President and Treasurer, PGI (since 2016)
Vice President and Treasurer, PFD (since 2016)
Vice President and Treasurer, PFSI (since 2016)
Vice President and Treasurer, PLIC (since 2016)
Vice President and Treasurer, Principal - REI (since 2017)
Vice President and Treasurer, PSI (since 2016)
Vice President and Treasurer, PSS (since 2016)
Vice President and Treasurer, RobustWealth, Inc. (since 2018)
Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Controller (since 2021)	Director – Accounting, PLIC (since 2020) Assistant Director – Accounting, PLIC (2017-2020)
Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2018)	Counsel, PGI (since 2018) Counsel, PLIC (since 2018)
Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2016)	Chief Compliance Officer/AML Officer, PSS (since 2015)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Tara Parks 711 High Street Des Moines, IA 50392 1983	Vice President and Assistant Controller (since 2021)	Director – Accounting, PLIC (since 2019) Tax Manager – ALPS Fund Services (2011 – 2019)
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Assistant Counsel and Assistant Secretary (since 2022)
Counsel, PLIC (since 2022)
Vice President, The Northern Trust Company (2019-2022)
Second Vice President, The Northern Trust Company (2014-2019) Secretary, Advisers Investment Trust (2021-2022)
Assistant Secretary, Advisers Investment Trust (2018-2021)

Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Chief Operating Officer (since 2021) Vice President and Controller (2016-2021)	Managing Director – Global Fund Ops, PLIC (since 2021) Managing Director – Financial Analysis/ Planning, PLIC (2021) Director – Accounting, PLIC (2015-2021)
Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018) Interim Chief Compliance Officer (2018) Deputy Chief Compliance Officer (2015-2018)	Chief Compliance Officer - Funds, PGI (since 2018) Vice President, PSS (since 2015)
Michael Scholten 711 High Street Des Moines, IA 50392 1979	Chief Financial Officer (since 2021)
Chief Operations Officer, PFD (since 2022)
Chief Financial Officer, PFD (2016-2022)
Assistant Vice President and Actuary, PLIC (since 2021)
Chief Financial Officer – Funds/Platforms, PLIC (since 2015)
Chief Financial Officer, PSS (since 2015)

Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant Secretary (since 2022) Assistant Counsel (since 2006)	Assistant General Counsel, PGI (since 2018) Counsel, PLIC (since 2006)
John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Assistant Counsel and Assistant Secretary (since 2019)	Counsel, PGI (since 2020) Counsel, PLIC (since 2019) Prior thereto, Attorney in Private Practice
Dan L. Westholm 711 High Street Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)	Assistant Vice President-Treasury, PGI (since 2013)
Assistant Vice President-Treasury, PFD (since 2013)
Assistant Vice President-Treasury, PLIC (since 2014)
Assistant Vice President-Treasury, PSI (since 2013)
Assistant Vice President-Treasury, PSS (since 2013)
Beth C. Wilson 711 High Street Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary-Funds, PLIC (since 2007)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Clint L. Woods 711 High Street Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2018) Of Counsel (2015-2018)
PGI
Vice President, Associate General Counsel, and Assistant Secretary
(since 2021)
Vice President, Associate General Counsel, and Secretary (2020-2021)
Vice President, Associate General Counsel, Governance Officer, and
Assistant Corporate Secretary (2018-2020)
PFD
Vice President, Associate General Counsel, and Secretary (since 2021)
Vice President, Associate General Counsel, and
Assistant Corporate Secretary (2019-2021)
PFSI
Vice President, Associate Counsel, Governance Officer, and
Assistant Corporate Secretary (since 2015)
PLIC
Vice President, Associate General Counsel, Governance Officer, and
Assistant Corporate Secretary (since 2015)
Post
Assistant Secretary (since 2021)
Secretary (2020-2021)
Principal-REI
Vice President, Associate General Counsel, Governance Officer,
and Secretary (since 2020)
Vice President, Associate Counsel, Governance Officer, and
Assistant Corporate Secretary (2020)
PSI
Vice President, Associate General Counsel, and Secretary (2021-2022)
Vice President, Associate General Counsel, and Assistant Corporate
Secretary (2019-2021)
PSS
Vice President, Associate General Counsel, and Secretary (since 2021)
Vice President, Associate General Counsel, and Assistant Corporate
Secretary (2019-2021)
RobustWealth, Inc.
Vice President, Associate General Counsel, and Assistant Corporate
Secretary (since 2019)
Spectrum
Assistant Secretary (since 2021)
Secretary (2020-2021)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Assistant Tax Counsel (since 2017)	Counsel, PGI (2017-2019) Counsel, PLIC (since 2015)

**Abbreviations used:
Origin Asset Management LLP (Origin)	Principal Global Investors, LLC (PGI)
Post Advisory Group, LLC (Post)	Principal Life Insurance Company (PLIC)
Principal Asset Management (PAM)	Principal Real Estate Investors, LLC (Principal - REI)
Principal Financial Group, Inc. (PFGI)	Principal Securities, Inc. (PSI)
Principal Financial Services, Inc. (PFSI)	Principal Shareholder Services, Inc. (PSS)
Principal Funds Distributor, Inc. (PFD)	Spectrum Asset Management, Inc. (Spectrum)
Principal Global Asset Management (PGAM)

Leadership Structure of the Board of Directors

The Board is responsible for overseeing PVC's operations in accordance with the 1940 Act, other applicable laws, and PVC's charter. In addition to serving on the PVC Board, each Director serves on the PFI Board, the PETF Board, and the PDSRA Board. The Board elects the officers of PVC to supervise its day-to-day operations.  The Board meets in regularly scheduled meetings eight times throughout the year.  Board meetings may occur in-person, by telephone, or virtually.  In addition, the Board holds special meetings or informal calls to discuss specific matters that may arise or require action between regularly scheduled meetings. Independent Directors also meet annually to consider renewal of PVC’s advisory contracts.

As of the Record Date, the Board is composed of twelve members, ten of whom are Independent Directors. As stated above, Mr. Dunbar has announced his intention to retire as member of the Board effective at the end of the Meeting. Mr. Bhatia will fill the Board vacancy created by Mr. Dunbar's retirement, effective immediately, if he is elected a Director at the Meeting. Following Mr. Dunbar's retirement and if all nominees are elected, the Board will be composed of thirteen members, ten of whom are Independent Directors.
Currently, the Chair of the Board, Timothy M. Dunbar is an interested person of PVC. The Independent Directors have appointed a lead Independent Director, currently Mr. Damos, whose role is to review and approve, with the Chair, each Board meeting's agenda and to facilitate communication between and among the Independent Directors, management, and the full Board. The Board’s leadership structure is appropriate for the Fund Complex given the characteristics and circumstances, including the number of portfolios, variety of asset classes, the net assets, and distribution arrangements. The appropriateness of this structure is enhanced by the establishment and allocation of responsibilities among the Board committees, which are described below and which report their activities to the Board on a regular basis. Following Mr. Dunbar's retirement at the end of the Meeting, the Board anticipates continuing its current governance structure with an interested Board Chair and a lead Independent Director.
Each Director and Director nominee has significant prior senior management and/or board experience. The Directors were selected to serve, and continue to serve, on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, a commitment to the interests of shareholders, and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the Board's diversity. Below is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director. As required by rules adopted under the 1940 Act, the Independent Directors select and nominate all candidates for Independent Director positions.
Independent Board Members
Leroy T. Barnes, Jr. Mr. Barnes has served as an Independent Board Member of the Fund Complex since 2012. From 2001 to 2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997 to 2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education, employment experience, and experience as a board member, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as an Independent Board Member of the Fund Complex since 2008. Since 2011, Mr. Damos has served as the President of C.P. Damos Consulting, LLC (doing business as Craig Damos Consulting). He has also served as a director of the employees' stock ownership plan of the Baker Group since 2020. Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006 to 2010; Vertical Growth Officer of Weitz Company from 2004 to 2006; and Chief Financial Officer of Weitz Company from 2000 to 2004. From 2005 to 2008, Mr. Damos served as a director of West Bank. Through his education, employment experience, and experience as a board member, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.
Katharin S. Dyer. Ms. Dyer has served as an Independent Board Member of the Fund Complex since January 2023. She is the founder and Chief Executive Officer of PivotWise, a firm providing strategic advice focused on digital transformation. Ms. Dyer currently serves as a director of Liquidity Services and the Grameen Foundation. She previously served as a director of Providence Health from 2019 to 2021, Noora Health from 2018 to 2021, YWCA of Nashville and Middle Tennessee from 2016 to 2022, and CARE from 2001 to 2013. She was formerly employed by IBM Global Services as a Global Partner and a member of the senior leadership team from 2016 to 2018. Ms. Dyer was a member of the Global Management Team at American Express Company from 2013 to 2015. Through her education, employment experience, and experience as a board member, Ms. Dyer is experienced with financial, information and digital technology, investment, and regulatory matters.

Frances P. Grieb. Ms. Grieb has served as an Independent Board Member of the Fund Complex since January 2023. Ms. Grieb currently serves as a director of First Interstate BancSystem, Inc. and the National Advisory Board of the College of Business at the University of Nebraska at Omaha. She is a member of the American Institute of Certified Public Accountants and the National Association of Corporate Directors. From 2014 to 2022, she served as a director of Great Western Bancorp, Inc. Ms. Grieb is a retired partner having served in various leadership roles at Deloitte LLP from 1982 to 2010. Ms. Grieb is a retired Certified Public Accountant. Through her education, employment experience, and experience as a board member, Ms. Grieb is experienced with financial, accounting, investment, and regulatory matters.
Fritz S. Hirsch. Mr. Hirsch has served as an Independent Board Member of the Fund Complex since 2005. From 2011 to 2015, Mr. Hirsch served as CEO of MAM USA. He served as President and Chief Executive Officer of Sassy, Inc. from 1986 to 2009, and Chief Financial Officer of Sassy, Inc. from 1983 to 1985. Through his education, employment experience, and experience as a board member, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.
Victor L. Hymes. Mr. Hymes has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Founder, Chief Executive Officer, and Chief Investment Officer of Legato Capital Management, LLC. Over the past thirty years, Mr. Hymes has served in the roles of CEO, COO, CIO, portfolio manager and other senior management positions with investment management firms, including Zurich Scudder Investments, Inc., Goldman, Sachs & Co., and Kidder, Peabody & Co. Mr. Hymes has served on numerous boards, and has chaired four investment committees over the past two decades. Through his education, employment experience and experience as a board member, Mr. Hymes is experienced with financial, accounting, regulatory, and investment matters.
Padelford L. Lattimer. Mr. Lattimer has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Managing Partner for TBA Management Consulting LLC. For more than twenty years, Mr. Lattimer served in various capacities at financial services companies, including as a senior managing director for TIAA Cref Asset Management (2004-2010), First Vice President at Mellon Financial Corporation (2002-2004), and in product management roles at Citibank (2000-2002). Through his education, employment experience and experience as a board member, Mr. Lattimer is experienced with financial, regulatory and investment matters.
Karen McMillan. Ms. McMillan has served as an Independent Board Member of the Fund Complex since 2014. Ms. McMillan is the founder and owner of Tyche Consulting LLC. She served as a Managing Director of Patomak Global Partners, LLC from 2014 to 2021. From 2007 to 2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999 to 2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991 to 1999, she served in various roles as counsel at the SEC, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education, experience as an attorney, and experience as a board member, Ms. McMillan is experienced in financial, investment, and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as an Independent Board Member of the Fund Complex since 2015. From 2000 to 2022, Ms. Nickels served as a director of SpartanNash. From 2008 to 2017, she served as a director of the not-for-profit Spectrum Health System; from 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education, employment experience, and experience as a board member, Ms. Nickels is experienced with financial, accounting, and regulatory matters.
Mary M. VanDeWeghe. Ms. VanDeWeghe has served as an Independent Board Member of the Fund Complex since 2018. She is CEO and President of Forte Consulting, Inc., and was previously employed as a Finance Professor at Georgetown University from 2009 to 2016, Senior Vice President - Finance at Lockheed Martin Corporation from 2006 to 2009, a Finance Professor at the University of Maryland from 1996 to 2006, and in various positions at J.P. Morgan from 1983 to 1996. Ms. VanDeWeghe currently serves as a director of Helmerich & Payne (2019-present) and previously served as a director of Denbury Resources Inc. from 2019 to 2020, Brown Advisory from 2003 to 2018, B/E Aerospace from 2014 to 2017, WP Carey from 2014 to 2017, and Nalco (and its successor Ecolab) from 2009 to 2014. Through her education, employment experience, and experience as a board member, Ms. VanDeWeghe is experienced with financial, accounting, investment, and regulatory matters.

Interested Board Members
Kamal Bhatia. Mr. Bhatia serves as the Chief Operating Officer for Principal® Asset Management. He has served as President and Chief Executive Officer of the Fund Complex since 2019. Mr. Bhatia joined Principal® in 2019 and serves as a director of numerous Principal® affiliates. From 2011 to 2019 he was a Senior Vice President for Oppenheimer Funds. Mr. Bhatia is a CFA® charter holder. Through his education and experience, Mr. Bhatia is experienced with financial, marketing, regulatory, and investment matters.
Patrick G. Halter. Mr. Halter has served as a Board Member of the Fund Complex since 2017. Mr. Halter also serves as President for Principal® Asset Management and as Chief Executive Officer, President and Chair of PGI, and Chief Executive Officer, President and Chair of Principal Real Estate Investors. He serves on numerous boards of directors of Principal® affiliates and has served in various other positions since joining Principal® in 1984. Through his education and employment experience, Mr. Halter is experienced with financial, accounting, regulatory, and investment matters.
Kenneth A. McCullum. Mr. McCullum has served as Senior Vice President and Chief Risk Officer for Principal® since 2020. He served as Vice President and Chief Actuary for Principal® from 2015 to 2020. From 2013 to 2015 Mr. McCullum was an Executive Vice President responsible for business development at Delaware Life Insurance Company. He served as a Senior Vice President for the life annuity business at Sun Life from 2010 to 2013. Mr. McCullum is a Fellow of the Society of Actuaries, and is a Member of the American Academy of Actuaries. Through his education and experience, Mr. McCullum is experienced with financial, accounting, regulatory, and investment matters.
Risk oversight forms part of the Board’s general oversight of the Fund Complex. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and principal service providers. As part of its regular oversight functions, the Board, directly or through a committee, interacts with and reviews reports from, among others: Fund Complex management, sub-advisors, the Chief Compliance Officer, the independent registered public accounting firm, and internal auditors for PGI or its affiliates, as appropriate. The Board, with the assistance of management and PGI, reviews investment policies and risks in connection with its review of Fund Complex performance. In addition, as part of the Board’s periodic review of advisory, sub-advisory, and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board has designated PGI as the Funds’ valuation designee, as permitted by SEC Rule 2a-5, where PGI is responsible for the day-to-day valuation and oversight responsibilities of the Funds, subject to the Board’s oversight. PGI has established a Valuation Committee to fulfill its oversight responsibilities as the Funds’ valuation designee.
The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PVC faces.

Board Committees
Audit Committee
The Audit Committee's primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, valuation policies and procedures, financial reporting, and internal control systems, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the integrity of the Fund Complex's financial statements; (2) the Fund Complex's compliance with certain legal and regulatory requirements; (3) the independent registered public accounting firm's qualifications and independence; (4) the performance of the Fund Complex's independent registered public accounting firm; and (5) the valuation process for the Fund Complex. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, PGI's internal auditors, Fund Complex management, and the Board. As of the Record Date, the Audit Committee is composed of Mr. Barnes, Ms. Grieb, Mr. Hymes (Chair), Ms. Nickels, and Ms. VanDeWeghe.
A copy of the Audit Committee Charter is included as Appendix B to this Proxy Statement.

Executive Committee
The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Executive Committee may exercise all powers of the Board in the management of the Fund Complex's business except the power to (1) issue stock, except as permitted by law; (2) recommend to the shareholders any action that requires shareholder approval; (3) amend the charter or bylaws; or (4) approve any merger or share exchange that does not require shareholder approval. As of the Record Date, the Executive Committee is composed of Mr. Damos, Mr. Dunbar (Chair), and Mr. Halter.
Nominating and Governance Committee
The Nominating and Governance Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Nominating and Governance Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.
The nominating functions of the Nominating and Governance Committee include selecting and nominating Independent Director candidates for election to the Board. Generally, the Nominating and Governance Committee requests director nominee suggestions from the Board and management, but may, and occasionally does, engage a professional recruiting firm to assist it in identifying and evaluating candidates. In addition, the Nominating and Governance Committee will consider director candidates recommended by shareholders of the Fund Complex.
Director recommendations should be submitted in writing to Principal Variable Contracts Funds, Inc. at 711 High Street, Des Moines, Iowa 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Nominating and Governance Committee will generally consider, among other factors: potential term of service; educational background; relevant business and industry experience; whether the person is an "interested person" of the Funds as defined in the 1940 Act; and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an independent director. The final decision regarding a nominee is based on a combination of factors, including the strengths and the experience a specific individual may bring to the Board. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience, and views among its members, and considers these factors in evaluating the composition of the Board. As of the Record Date, the Nominating and Governance Committee is composed of Mr. Damos, Mr. Hirsch, Mr. Hymes, and Ms. Nickels (Chair).
Operations Committee
The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with Fund Complex shareholders, and review and oversight of Fund Complex operations. As of the Record Date, the Operations Committee is composed of Mr. Damos, Ms. Dyer, Mr. Lattimer (Chair), and Ms. McMillan.
15(c) Committee
The 15(c) Committee's primary purpose is to assist the Board in performing the annual review of the Fund Complex's advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The 15(c) Committee's responsibilities include requesting and reviewing related materials. As of the Record Date, the 15(c) Committee is composed of Mr. Hirsch, Mr. Lattimer, Ms. McMillan (Chair), and Ms. VanDeWeghe.

Board and Committee Meetings
The Board of Directors held the following Board and Board committee meetings during the 2022 fiscal year:

Board/Committee	Fiscal Year ended 12/31/2022
Board of Directors	8
Audit Committee	10
Executive Committee	0
Nominating and Governance Committee	5
Operations Committee	6
15(c) Committee	6
For the 2022 fiscal year, each then-serving Director attended at least 75% of the aggregate number of meetings of the Board and of each Board committee on which the Director served, held during the time the Director was a member of the Board.
None of the Funds currently have a formal policy regarding Board members’ attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a shareholders’ meeting at which Board members were elected during its last fiscal year.
Compensation

The Fund Complex does not pay any remuneration to its officers or to any Interested Directors. The Board annually considers a proposal to reimburse PGI for certain expenses, including a portion of the Chief Compliance Officer's compensation. If the proposal is adopted, these amounts are allocated across all Funds based on relative net assets of each portfolio.
Each Independent Director received compensation for service as a member of the Boards of all investment companies in the Fund Complex based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of the Fund Complex.
The following table provides information regarding the compensation received by the Independent Directors from PVC and from the Fund Complex during the fiscal year ended December 31, 2022.  As stated above, the Fund Complex includes PVC, PFI, PETF, and PDSRA.  PVC does not provide retirement benefits to any Director.

Director	PVC FY Ended 12/31/22	Fund Complex FY Ended 12/31/22
Leroy T. Barnes, Jr.	$24,589	$312,500
Craig Damos	$29,969	$380,750
Fritz S. Hirsch	$26,131	$332,000
Victor L. Hymes	$26,657	$338,750
Padelford L. Lattimer	$25,532	$324,500
Karen McMillan	$26,423	$335,750
Elizabeth A. Nickels	$26,954	$342,500
Mary M. VanDeWeghe	$25,475	$323,750

Ms. Dyer and Ms. Grieb were both elected to the Board effective January 26, 2023, and therefore did not receive compensation from PVC or the Fund Complex for the fiscal year ended December 31, 2022.
Share Ownership

The following tables set forth the dollar range of the equity securities of each Account, and the aggregate dollar range of the equity securities of all funds in the Fund Complex, that were beneficially owned by the Directors and Director nominees as of December 31, 2022.  As of that date, each of the Directors listed in the table did not own shares of Accounts that do not appear in the table.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only Interested Directors are eligible to participate in an employee benefit program that invests in the Fund Complex. Directors who beneficially owned shares of a series of PVC did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A - $0	D - $50,001 up to and including $100,000
B - $1 up to and including $10,000	E - $100,001 or more
C - $10,001 up to and including $50,000

Independent Directors (Not Considered to Be “Interested Persons”)

PVC Account/Portfolio	Barnes	Damos	Hirsch	Hymes	Lattimer	McMillan	Nickels	VanDeWeghe
All Accounts/Portfolios	A	A	A	A	A	A	A	A
Total Fund Complex	E	E	E	E	C	E	E	E
* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity contracts or variable life policies.

Ms. Dyer and Ms. Grieb were both elected to the Board effective January 26, 2023, and therefore did not have ownership in the Funds or the Fund Complex for the fiscal year ended December 31, 2022.
Directors Considered to be "Interested Persons"

	Board Members as of 12/31/2022		Board Nominees
Fund	Dunbar	Halter	Bhatia	McCullum
Diversified Growth	A	E	A	A
MidCap	E	A	A	A
SAM Balanced	B	A	A	A
Total Fund Complex	E	E	E	E
* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity contracts or variable life policies.

Required vote.  The shareholders of all Accounts and all share classes will vote together on the election of Directors.  The affirmative vote of a plurality of the shares voted at the Meeting at which a quorum is present is required for the election of a Director of PVC. If one or more nominee(s) for Director are not elected, the Board will determine what action, if any, should be taken.
The Board of Directors recommends that shareholders vote “For” each nominee.

PROPOSAL 2

APPROVAL OF THE ABILITY OF PGI TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS
WITH ALL SUB-ADVISORS, REGARDLESS OF DEGREE OF AFFILIATION, ON BEHALF OF THE ACCOUNT
WITHOUT OBTAINING SHAREHOLDER APPROVAL

(Shareholders of all Accounts, except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts)
Background
Section 15(a) of the 1940 Act generally requires an investment company to obtain shareholder approval before retaining a new sub-advisor or making material changes to an existing sub-advisory agreement. On January 19, 1999, the SEC granted an exemptive order (the “Unaffiliated Order”) to the Funds and Principal Management Corporation (“PMC”), the advisor to the Fund Complex at the time. PMC merged with and into PGI on May 1, 2017 (subsequent references in this proposal to PGI include where appropriate PMC as its predecessor). PGI is allowed by the terms of the Unaffiliated Order to rely on that order as PMC’s successor. The Unaffiliated Order allows PVC and PGI to enter into and materially amend agreements with unaffiliated sub-advisors without requiring shareholder approval. Subsequently, on September 8, 2014, the SEC granted to PVC and PGI an exemptive order that expanded and replaced the Unaffiliated Order by allowing PVC and PGI to enter into and materially amend agreements with wholly owned affiliated sub-advisors (i.e., affiliated sub-advisors that are at least 95% owned, directly or indirectly, by PGI and/or an affiliated person of PGI) (the “Exemptive Order”). However, as a condition to such relief, the shareholders of each PVC Account must approve such Fund’s reliance on the expanded relief.
Shareholders of all the PVC Accounts have approved such Fund’s reliance on the Exemptive Order. Although not covered by the Exemptive Order, shareholders of all the PVC Accounts have approved PGI’s ability, on behalf of the applicable Account, to enter into, or materially amend, a sub‑advisory agreement with a majority‑owned affiliated sub‑advisor (these shareholder approvals were obtained in anticipation of SEC relief regarding such sub-advisors, which relief was pre-empted by the relief discussed below). In addition, shareholders of the PVC Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts have approved PGI’s ability, on behalf of that Fund and without additional shareholder approval, to enter into, or materially amend, a sub‑advisory agreement with a sub‑advisor, regardless of the degree of affiliation (i.e., the Relief described below).
PVC and PGI would like to be able to rely on recent SEC relief (as described in more detail below, (the "Relief"), that would modify the Exemptive Order and permit PGI to enter into or materially amend a sub‑advisory agreement with an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) of PGI or a Fund (in addition to unaffiliated persons and wholly owned affiliated sub‑advisors under the Exemptive Order) without first obtaining shareholder approval, provided that the shareholders of the Fund had previously authorized PGI to do so and PGI complies with certain conditions. In the absence of the ability to rely on the Relief, in order to enter into, or materially amend, a sub‑advisory agreement with an affiliate (other than as allowed for by the Exemptive Order), a Fund must obtain shareholder approval by undertaking the costly and time-consuming effort to conduct a shareholder meeting, including preparing and distributing proxy materials and soliciting votes from shareholders.
Exemptive Relief
On May 29, 2019, the SEC issued to Carillon Tower Advisers, Inc., et al. an exemptive order (the “Carillon Order”) that allows (i) the Carillon Series Trust and its investment adviser, without the approval of fund shareholders, to enter into or amend a sub‑advisory agreement with a sub‑advisor, including any sub‑advisor that is an affiliated person of the investment adviser or a fund (a “Captive Sub‑advisor”), and (ii) the series of Carillon Series Trust to disclose the advisory fees paid to sub‑advisors on an aggregate, rather than individual, basis.1 The Carillon Order contains several conditions, some of which are already included in the Exemptive Order.

On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order (such as the Exemptive Order granted to the PVC Accounts and PGI)
1 Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (order).

extends its reliance on that existing order to cover Captive Sub‑advisors without seeking an amended exemptive order from the SEC. The staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order, discussed next.
If reliance on the Relief is approved by Fund shareholders, PGI will be permitted to enter into and amend sub-advisory agreements for the PVC Funds with all affiliated and unaffiliated sub-advisors, including affiliated sub-advisors in which Principal has less than a 95% ownership interest, without shareholder approval. In this event, PGI and the PVC Accounts will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund’s shareholders are adequately protected. Among these conditions are (i) within ninety (90) days of the hiring of a new sub‑advisor in reliance on the Relief, shareholders of the relevant Account will be furnished with an information statement that contains substantially the same information about the sub‑advisor and the sub‑advisory agreement that they otherwise would have received in a proxy statement; (ii) the prospectus for the subject Fund will disclose the existence, substance, and effect of reliance on the Relief; and (iii) PGI has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub‑advisors and recommend their hiring, termination, and replacement.

Board Recommendations

The Board members believe, as illustrated in the section below, that shareholder approval of the Relief is in the best interest of the PVC Accounts and its shareholders in order to afford PGI the flexibility to provide investment advisory services to the PVC Accounts through one or more sub‑advisors, including Captive Sub‑advisors, that have particular expertise in the type of investments in which the Accounts invest, without the time-consuming and costly process of requiring shareholder approval.

As described above, without the ability to utilize the Relief, in order for PGI and the Board to appoint a new Captive Sub‑advisor for an Account or materially modify a sub‑advisory agreement with a Captive Sub‑advisor (other than as noted above), the Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, PGI would be able to act quickly to appoint a new Captive Sub‑advisor if and when the Board and PGI believe that the appointment would benefit the Fund. The Board members also took into account that if PGI and the Board appoint a Captive Sub‑advisor, the Fund’s shareholders would receive an information statement containing substantially the same information regarding the Captive Sub‑advisor and the sub‑advisory agreement that the Fund would otherwise have been required to provide shareholders in a proxy statement. PGI and the Board will continue to be subject to their fiduciary duty to act in the best interest of the Fund and its shareholders. The Board members believe that granting PGI and the Board maximum flexibility to select Captive Sub‑advisors, in addition to the flexibility they currently exercise pursuant to the Exemptive Order, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow the Fund to operate more efficiently and cost effectively.

Finally, the Board members believe that they will retain sufficient oversight of the Fund’s investment sub‑advisory arrangements to seek to ensure that shareholders’ interests are protected whenever PGI selects a Captive Sub-advisor or materially modifies an investment sub‑advisory agreement with a Captive Sub-advisor, in the same manner as the Board members currently exercise oversight of the Fund’s investment sub‑advisory agreements and seek to ensure that shareholders’ interests are protected whenever PGI selects unaffiliated sub-advisors. The Board, including a majority of the Independent Board members, will continue to evaluate and to approve all proposed investment sub‑advisory agreements, as well as any proposed modifications to existing sub‑advisory agreements. In doing so, the Board members will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment sub‑advisory agreement. As with the Fund’s investment advisory agreement, the terms of each investment sub‑advisory agreement will include those required by applicable provisions of the 1940 Act.

Sub‑Advisor Oversight

PGI serves as the investment manager to the Funds under the amended and restated management agreement between PVC and the PGI dated January 1, 2023 (the “Management Agreement”). The Management Agreement provides that PGI is responsible for the following services, among others, that are relevant to this proposal:

a.provide investment research, advice, and supervision;

b.furnish to the Board (or a committee thereof) and provide ongoing review, evaluation, and revision, from time to time as conditions require, of a recommended investment program for a Fund consistent with the Fund’s investment objective and policies;

c.where applicable, based upon research, analysis, and due diligence, recommend to the Board one or more sub‑advisors for a Fund; regularly monitor and evaluate each sub‑advisor’s performance; and recommend changes to the sub‑advisors where appropriate;

d.report to the Board at such times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of a Fund are being observed. In performing the functions set forth above and supervising the Fund’s sub‑advisors, PGI:

i.performs periodic detailed analysis and reviews of the performance by the sub‑advisor of its obligations to the Fund, including without limitation analysis and review of portfolio and other compliance matters and review of the sub-advisor’s investment performance in respect of the Fund;

ii.prepares and presents periodic reports to the Board regarding the investment performance of the sub-advisor and other information regarding the sub-advisor, at such times and in such forms as the Board may reasonably request;

iii.reviews and considers any changes in the personnel of the sub‑advisor responsible for performing the sub-advisor’s obligations and makes appropriate reports to the Board;

iv.reviews and considers any changes in the ownership or senior management of the sub-advisor and makes appropriate reports to the Board;

v.performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the sub-advisor;

vi.assists the Board and PFI in developing and reviewing information with respect to the initial approval of each sub‑advisory agreement with the sub-advisor and annual consideration of each sub‑advisory agreement thereafter;

vii.prepares recommendations with respect to the continued retention of the sub-advisor or the replacement of the sub-advisor, including at the request of the Board;

viii.identifies potential successors to or replacements of the sub-advisor or potential additional sub-advisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional sub-advisor, including at the request of the Board;

ix.performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Agreement and applicable law. PGI will retain these responsibilities if this proposal is approved.

Required vote. Shareholders of each Account, except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts, will vote separately on this Proposal 2. As to any Account, approval of reliance on the No-Action Letter will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information - Voting Rights") of that Account. If the required shareholder approval is not obtained by any Account, such Account will continue to be required to obtain shareholder approval to enter into and/or materially amend agreements with sub-advisors other than as allowed for by the Exemptive Order.
The Board of Directors recommends that the shareholders of each Account vote “For” the Proposal applicable to such Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP (“Ernst & Young”) has been selected as the independent registered public accounting firm for PVC for the fiscal year ending December 31, 2023 and served as such for the last two fiscal years. The independent registered public accounting firm audits annual financial statements for PVC and reviews regulatory filings that include those financial statements. Representatives of Ernst & Young are expected to be present at the Meeting, have been given the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.
The Audit Committee of the Board (the “Audit Committee”) has adopted the following policy regarding approval and pre-approval of audit and non-audit services provided by the independent registered public accounting firm (the “independent auditor”).
* * *

The Principal Funds
Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds and any registered closed-end management investment company that is operated as an interval fund and managed by Principal Global Investors, LLC2 (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1.    The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:
•Services that are subject to audit procedure during a financial statement audit;
•Services where the auditor would act on behalf of management;
•Services where the auditor is an advocate to the client's position in an adversarial proceeding;
•Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
•Financial information systems design and implementation;
•Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•Actuarial services;
•Internal audit functions or human resources;
•Broker or dealer, investment advisor, or investment banking services;
•Legal services and expert services unrelated to the audit;
•Tax planning services related to listed, confidential and aggressive transactions;
•Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;
•Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2.    (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to
2 The first such interval fund is the Principal Diversified Select Real Asset Fund; Management, subject to Board approval, may create others, each of which would be formed as a separate trust.

the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre- approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.    The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.    Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5.    The Committee shall ensure that the lead (or coordinating) audit partners, as well as the reviewing audit partner, of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other audit partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6.    Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee. Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.    For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.     The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

The Audit Committee has considered whether the provision of non-audit services that were rendered to PVC’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to PVC that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Audit Fees.  During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
December 31, 2021 — $539,200
December 31, 2022 — $645,236

Audit-Related Fees.  Ernst & Young provided audit-related services to PVC that are not included under "Audit Fees" above.   These services related to the review of filings on Forms N-1A and N-14. During the last two fiscal years, Ernst & Young has billed the following amounts for those professional services (situations in which these services were performed but an Ernst & Young invoice was not received during the fiscal year are reflected below as "$0").
December 31, 2021 — $0
December 31, 2022 — $15,550

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
Tax Fees.  Ernst & Young prepares and reviews the federal income tax returns and federal excise tax returns of PVC. In connection with this review, Ernst & Young prepares and reviews the calculation of PVC's dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries and services to determine the taxability of corporate actions. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.
December 31, 2021 — $173,379
December 31, 2022 — $134,149

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
All Other Fees.  Ernst & Young has not billed PVC for other products or services during the last two fiscal years.
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
The aggregate non-audit fees Ernst & Young billed to PVC, its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to PVC for each of its last two fiscal years were as follows.
December 31, 2021 — $173,379
December 31, 2022 — $149,699

Ernst & Young billed PSS, PFD, and PGI an aggregate of the following amounts for the last two years:

	2022	2021
Principal Shareholder Services	$4,725	$4,500
Principal Fund Distributor	$4,715	$4,490
PGI	$175,770	$106,900
Ernst & Young provided no services during PVC’s last two fiscal years that the Audit Committee was required to approve pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation  S-X.

OTHER MATTERS

PVC does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
PVC is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of PVC or any Fund must be received by PVC a reasonable time before PVC commences soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. PVC has adopted procedures by which shareholders may recommend nominees to the PVC Board. A copy of the procedures can be found in the Nominating and Governance Committee Charter at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP.
Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record, unless PFI has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Shareholder Services Department toll free at 1-800-222-5852 or by writing to PVC at P.O. Box 219971, Kansas City, MO 64121-9971. PVC will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.
BY ORDER OF THE BOARD OF DIRECTORS

March 6, 2023
Des Moines, Iowa

It is important that proxies be returned promptly.  Therefore, you are urged to complete, sign, date, and return the voting instruction card(s) in the enclosed envelope or give their proxy by telephone or Internet immediately.

APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote of each class of shares of each Account.  As indicated, not all Accounts have all classes of shares outstanding.  All the shares of the Accounts are owned of record by Principal Life and other insurance companies.  The ultimate parent entity of Principal Life is PFG. [TO BE FILED BY AMENDMENT].

Account	Share Class	Shares Outstanding	Account	Share Class	Shares Outstanding
Blue Chip	3		LargeCap S&P 500 Managed Volatility Index	1

Bond Market Index	1		MidCap	1
				2
Core Plus Bond	1
			Principal Capital Appreciation	1
Diversified Balanced	1			2
	2
	3		Principal LifeTime Strategic Income	1

Diversified Balanced Managed Volatility	2		Principal LifeTime 2010	1
	3
			Principal LifeTime 2020	1
Diversified Balanced Volatility Control	2
	3		Principal LifeTime 2030	1

Diversified Growth	2		Principal LifeTime 2040	1
	3
			Principal LifeTime 2050	1
Diversified Growth Managed Volatility	2
	3		Principal LifeTime 2060	1

Diversified Growth Volatility Control	2		Real Estate Securities	1
	3			2

Diversified Income	2		SAM (Strategic Asset Management) Balanced	1
	3			2

Diversified International	1		SAM (Strategic Asset Management)	1
			Conservative Balanced	2
Equity Income	1
	2		SAM (Strategic Asset Management)	1
	3		Conservative Growth	2

Global Emerging Markets	1		SAM (Strategic Asset Management) Flexible	1
			Income	2
Government & High Quality Bond	1
			SAM (Strategic Asset Management) Strategic	1
LargeCap Growth I	1		Growth	2

LargeCap S&P 500 Index	1		Short-Term Income	1
	2
			SmallCap	1
				2

Account	Share Class	Shares Outstanding	Account	Share Class	Shares Outstanding
U.S. LargeCap Buffer January	2		U.S. LargeCap Buffer October	2

U.S. LargeCap Buffer July	2

As of February 6, 2023, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of any class of shares of any of the Accounts.

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
BLUE CHIP; Class 3	71.69%	738,822	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP; Class 3	8.47%	87,298	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP; Class 3	6.84%	70,552	EQUITABLE LIFE SEPARATE ACCOUNT
			U/A DTD 01/10/2022
			1290 AVE OF THE AMERICAS
			NEW YORK NY 10104-0101

BLUE CHIP; Class 3	5.24%	54,023	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX; Class 1	45.77%	116,814,709	DIVERSIFIED GROWTH ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX; Class 1	18.20%	46,460,893	DIVERSIFIED GROWTH VOLATILITY
			CONTROL ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX; Class 1	16.03%	40,913,695	DIVERSIFIED BALANCED ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX; Class 1	7.03%	17,963,281	DIVERSIFIED INCOME ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND; Class 1	20.62%	4,117,675	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
CORE PLUS BOND; Class 1	17.82%	3,559,635	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND; Class 1	13.29%	2,654,208	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND; Class 1	11.46%	2,288,755	PRINCIPAL LIFE INSURANCE CO CUST
			VUL
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND; Class 1	9.89%	1,975,235	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND; Class 1	5.92%	1,182,436	PRINCIPAL LIFE INSURANCE CO CUST
			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED BALANCED MANAGED	77.98%	9,821,452	PRINCIPAL LIFE INSURANCE CO CUST.
VOLATILITY; Class 2			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED BALANCED MANAGED	11.76%	1,481,153	PRINCIPAL LIFE INSURANCE CO CUST.
VOLATILITY; Class 2			FBO PRINCIPAL LIFETIME INCOME SOLUTIONS
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED BALANCED MANAGED	7.77%	979,276	PRINCIPAL LIFE INSURANCE CO CUST.
VOLATILITY; Class 2			FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED BALANCED MANAGED	100.00%	867	PRINCIPAL GLOBAL INVESTORS LLC
VOLATILITY; Class 3			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
DIVERSIFIED BALANCED; Class 1	47.65%	1,138,865	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL INDIVIDUAL -
			PRINCIPAL FLEXIBLE VARIABLE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED BALANCED; Class 1	27.05%	646,687	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL INDIVIDUAL - PRINFLEX
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED BALANCED; Class 1	5.38%	128,639	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL INDIVIDUAL - FLEXIBLE
			VARIABLE LIFE INSURANCE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED BALANCED; Class 2	94.97%	49,318,883	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED BALANCED; Class 3	98.30%	41,090	MIDLAND NATIONAL LIFE
			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

DIVERSIFIED BALANCED VOLATILITY	100.00%	19,577,676	PRINCIPAL LIFE INSURANCE CO CUST.
CONTROL; Class 2			FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED BALANCED VOLATILITY	100.00%	915	PRINCIPAL GLOBAL INVESTORS LLC
CONTROL; Class 3			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

DIVERSIFIED GROWTH MANAGED	83.78%	20,637,100	PRINCIPAL LIFE INSURANCE CO CUST.
VOLATILITY; Class 2			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED GROWTH MANAGED	6.32%	1,558,705	PRINCIPAL LIFE INSURANCE CO CUST.
VOLATILITY; Class 2			FBO PRINCIPAL LIFETIME INCOME SOLUTIONS
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
DIVERSIFIED GROWTH MANAGED	6.16%	1,517,649	PRINCIPAL LIFE INSURANCE CO CUST.
VOLATILITY; Class 2			FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED GROWTH MANAGED	100.00%	836	PRINCIPAL GLOBAL INVESTORS LLC
VOLATILITY; Class 3			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

DIVERSIFIED GROWTH; Class 2	94.94%	176,169,410	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED GROWTH; Class 3	95.69%	13,577	MIDLAND NATIONAL LIFE
			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

DIVERSIFIED GROWTH VOLATILITY	100.00%	108,558,772	PRINCIPAL LIFE INSURANCE CO CUST.
CONTROL; Class 2			FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED GROWTH VOLATILITY	100.00%	901	PRINCIPAL GLOBAL INVESTORS LLC
CONTROL; Class 3			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

DIVERSIFIED INCOME; Class 2	67.87%	14,177,706	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INCOME; Class 2	30.58%	6,387,247	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INCOME; Class 3	100.00%	4,428	MIDLAND NATIONAL LIFE
			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

DIVERSIFIED INTERNATIONAL; Class 1	20.40%	3,586,496	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
DIVERSIFIED INTERNATIONAL; Class 1	15.01%	2,638,930	PRINCIPAL LIFE INSURANCE CO CUST
			VUL
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	14.14%	2,485,488	PRINCIPAL LIFE INSURANCE CO CUST
			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	10.37%	1,823,880	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	9.04%	1,589,425	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	8.39%	1,474,739	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	6.16%	1,083,760	PRINCIPAL LIFE INSURANCE CO CUST
			VUL INCOME
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	5.75%	1,011,329	PRINCIPAL LIFE INSURANCE CO CUST
			VUL II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	15.07%	3,459,905	TIAA-CREF LIFE SEPARATE ACCOUNT
			VA-1 OF TIAA-CREF LIFE INS CO
			8500 ANDREW CARNEGIE BLVD
			MAIL CODE - E3/N6
			CHARLOTTE NC 28262-8500

EQUITY INCOME; Class 1	14.16%	3,251,691	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
EQUITY INCOME; Class 1	11.31%	2,598,060	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	9.23%	2,120,229	SAM BALANCED PORTFOLIO PVC
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	8.29%	1,903,593	SAM STRATEGIC GROWTH PORTFOLIO PVC
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	7.49%	1,719,661	SAM CONS GROWTH PORTFOLIO PVC
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	5.89%	1,353,053	PRINCIPAL LIFE INSURANCE CO
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			PRINCIPAL FINANCIAL GROUP
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	5.48%	1,260,302	PRINCIPAL LIFE INSURANCE CO CUST
			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME; Class 2	39.00%	845,660	THRIVENT FINANCIAL FOR LUTHERANS
			901 MARQUETTE AVE STE 2500
			MINNEAPOLIS MN 55402-3211

EQUITY INCOME; Class 2	19.97%	433,048	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME; Class 2	14.42%	312,702	FARMERS NEW WORLD LIFE INS CO
			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

EQUITY INCOME; Class 2	9.71%	210,657	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
EQUITY INCOME; Class 2	7.77%	168,508	FARMERS NEW WORLD LIFE INS CO
			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

EQUITY INCOME; Class 3	80.62%	10,718	MIDLAND NATIONAL LIFE
			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

EQUITY INCOME; Class 3	10.59%	1,409	EQUITABLE LIFE SEPERATE ACCOUNT A
			U/A DTD 01/10/2022
			1290 AVE OF THE AMERICAS 16TH FL
			NEW YORK NY 10104-0101

EQUITY INCOME; Class 3	5.33%	709	EQUITABLE LIFE SEPARATE ACCOUNT A G
			U/A DTD 01/10/2022
			1290 AVE OF THE AMERICAS 16TH FL
			NEW YORK NY 10104-0101

GLOBAL EMERGING MARKETS; Class 1	22.02%	1,106,051	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS; Class 1	16.59%	833,525	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS; Class 1	12.76%	640,757	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS; Class 1	9.48%	476,087	PRINCIPAL LIFE INSURANCE CO CUST
			VUL INCOME
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS; Class 1	6.82%	342,493	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
GLOBAL EMERGING MARKETS; Class 1	6.08%	305,518	PRINCIPAL LIFE INSURANCE CO CUST
			VUL II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS; Class 1	5.58%	280,375	PRINCIPAL LIFE INSURANCE CO CUST
			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS; Class 1	5.39%	270,827	PRINCIPAL LIFE INSURANCE CO CUST
			VARIABLE UNIVERSAL LIFE INCOME II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS; Class 1	5.01%	251,992	PRINCIPAL NATIONAL LIFE INS CO
			FBO VUL INCOME III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST G-012-S41
			DES MOINES IA 50392-9992

GOVERNMENT & HIGH	21.40%	3,213,194	PRINCIPAL LIFE INSURANCE CO CUST
QUALITY BOND; Class 1			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	17.37%	2,608,295	PRINCIPAL LIFE INSURANCE CO CUST.
QUALITY BOND; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	9.55%	1,433,479	PRINCIPAL LIFE INSURANCE CO CUST.
QUALITY BOND; Class 1			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	8.08%	1,212,876	PRINCIPAL LIFE INSURANCE CO CUST
QUALITY BOND; Class 1			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	6.78%	1,018,841	SAM BALANCED PORTFOLIO PVC
QUALITY BOND; Class 1			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
GOVERNMENT & HIGH	5.33%	800,614	PRINCIPAL LIFE INSURANCE CO CUST
QUALITY BOND; Class 1			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH	5.13%	770,633	SAM FLEXIBLE INCOME PORTFOLIO PVC
QUALITY BOND; Class 1			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	22.59%	3,267,922	PRINCIPAL LIFE INSURANCE CO CUST
			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	20.47%	2,962,133	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	20.30%	2,937,121	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	11.96%	1,731,430	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	5.05%	731,295	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX; Class 1	54.23%	74,200,590	DIVERSIFIED GROWTH ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX; Class 1	11.98%	16,392,846	DIVERSIFIED GROWTH VOLATILITY
			CONTROL ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
LARGECAP S&P 500 INDEX; Class 1	10.34%	14,148,738	DIVERSIFIED BALANCED ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX; Class 1	9.22%	12,623,469	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX; Class 2	86.16%	2,049,466	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX; Class 2	10.17%	242,007	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 MANAGED	72.92%	9,414,971	DIVERSIFIED GROWTH MANAGED
VOLATILITY INDEX; Class 1			VOLATILITY ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 MANAGED	27.07%	3,494,971	DIVERSIFIED BALANCED MANAGED
VOLATILITY INDEX; Class 1			VOLATILITY ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP; Class 1	30.65%	3,190,230	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP; Class 1	14.62%	1,522,021	PRINCIPAL LIFE INSURANCE CO CUST
			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP; Class 1	13.40%	1,395,413	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
MIDCAP; Class 2	42.31%	274,901	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP; Class 2	40.03%	260,109	FARMERS NEW WORLD LIFE INS CO
			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

MIDCAP; Class 2	9.91%	64,423	FARMERS NEW WORLD LIFE INS CO
			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

PRINCIPAL CAPITAL APPRECIATION; Class 1	37.50%	1,484,081	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION; Class 1	21.95%	868,488	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION; Class 1	8.12%	321,464	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

PRINCIPAL CAPITAL APPRECIATION; Class 1	6.98%	276,330	AMERICAN GENERAL LIFE INSURANCE CO
			VARIABLE PRODUCTS DEPARTMENT
			ATTN: DEBORAH KERAI
			PO BOX 1591
			HOUSTON TX 77251-1591

PRINCIPAL CAPITAL APPRECIATION; Class 2	41.89%	472,187	THRIVENT FINANCIAL FOR LUTHERANS
			901 MARQUETTE AVE STE 2500
			MINNEAPOLIS MN 55402-3211

PRINCIPAL CAPITAL APPRECIATION; Class 2	29.80%	335,914	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION; Class 2	8.78%	99,049	FARMERS NEW WORLD LIFE INS CO
			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner

PRINCIPAL CAPITAL APPRECIATION; Class 2	6.58%	74,160	FARMERS NEW WORLD LIFE INS CO
			VARIABLE UNIVERSAL LIFE II AGENT
			ATTN SEPERATE ACCOUNTS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

PRINCIPAL CAPITAL APPRECIATION; Class 2	5.31%	59,860	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

PRINCIPAL LIFETIME 2010; Class 1	39.38%	1,199,042	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010; Class 1	26.49%	806,652	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010; Class 1	21.30%	648,710	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010; Class 1	5.82%	177,292	PRINCIPAL NATIONAL LIFE INSURANCE
			CO CUST FBO
			VARIABLE UNIVERSAL LIFE III
			ATTN INDIVIDUAL ACCOUNT
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020; Class 1	32.84%	4,196,521	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020; Class 1	30.88%	3,945,787	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2020; Class 1	15.41%	1,969,608	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020; Class 1	6.12%	782,530	PRINCIPAL NATIONAL LIFE INSURANCE
			CO CUST FBO
			VARIABLE UNIVERSAL LIFE III
			ATTN INDIVIDUAL ACCOUNT
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030; Class 1	44.40%	8,606,190	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030; Class 1	15.61%	3,026,447	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030; Class 1	14.21%	2,755,576	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030; Class 1	9.87%	1,913,266	PRINCIPAL NATIONAL LIFE INSURANCE
			CO CUST FBO
			VARIABLE UNIVERSAL LIFE III
			ATTN INDIVIDUAL ACCOUNT
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 1	44.96%	3,679,976	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 1	15.80%	1,293,628	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2040; Class 1	10.29%	842,899	PRINCIPAL NATIONAL LIFE INSURANCE
			CO CUST FBO
			VARIABLE UNIVERSAL LIFE III
			ATTN INDIVIDUAL ACCOUNT
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 1	7.75%	635,017	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS
			VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 1	6.15%	503,943	PRINCIPAL LIFE INSURANCE CO CUST
			VUL INCOME
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	38.25%	1,610,886	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	12.92%	544,308	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	11.29%	475,452	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	10.55%	444,603	PRINCIPAL LIFE INSURANCE CO CUST
			VUL INCOME
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	8.49%	357,535	PRINCIPAL NATIONAL LIFE INSURANCE
			CO CUST FBO
			VARIABLE UNIVERSAL LIFE III
			ATTN INDIVIDUAL ACCOUNT
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2060; Class 1	47.03%	534,216	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060; Class 1	18.45%	209,641	PRINCIPAL NATIONAL LIFE INS CO
			FBO VUL INCOME III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST G-012-S41
			DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2060; Class 1	11.65%	132,346	PRINCIPAL NATIONAL LIFE INSURANCE
			CO CUST FBO
			VARIABLE UNIVERSAL LIFE III
			ATTN INDIVIDUAL ACCOUNT
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060; Class 1	10.74%	122,049	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	43.88%	1,022,295	PRINCIPAL LIFE INSURANCE CO CUST
INCOME; Class 1			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	21.02%	489,818	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	16.38%	381,758	PRINCIPAL LIFE INSURANCE CO CUST.
INCOME; Class 1			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	5.05%	117,854	PRINCIPAL NATIONAL LIFE INSURANCE
INCOME; Class 1			CO CUST FBO
			VARIABLE UNIVERSAL LIFE III
			ATTN INDIVIDUAL ACCOUNT
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
REAL ESTATE SECURITIES; Class 1	18.41%	1,342,944	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	16.94%	1,235,447	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	15.92%	1,160,929	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	12.58%	917,827	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	6.82%	497,501	PRINCIPAL LIFE INSURANCE CO CUST
			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	5.27%	384,602	PRINCIPAL NATIONAL LIFE INS CO
			FBO VUL INCOME III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST G-012-S41
			DES MOINES IA 50392-9992

REAL ESTATE SECURITIES; Class 2	76.08%	422,000	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 2	11.26%	62,482	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 2	10.58%	58,693	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner

SAM BALANCED	60.70%	20,786,298	PRINCIPAL LIFE INSURANCE CO CUST.
PORTFOLIO; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED	7.79%	2,667,957	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED	5.11%	1,749,837	PRINCIPAL NATIONAL LIFE INS CO
PORTFOLIO; Class 1			FBO VUL INCOME III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST G-012-S41
			DES MOINES IA 50392-9992

SAM BALANCED	5.05%	1,729,341	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1			VARIABLE UNIVERSAL LIFE INCOME II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED	26.64%	2,737,481	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

SAM BALANCED	20.67%	2,124,267	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED	15.91%	1,635,086	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

SAM BALANCED	13.46%	1,383,079	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
PORTFOLIO; Class 2			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

SAM BALANCED	11.18%	1,148,715	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SAM CONSERVATIVE BALANCED	44.43%	5,849,086	PRINCIPAL LIFE INSURANCE CO CUST.
PORTFOLIO; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	29.38%	3,867,830	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	5.37%	707,935	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	37.21%	1,065,628	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	22.51%	644,733	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

SAM CONSERVATIVE BALANCED	12.17%	348,596	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

SAM CONSERVATIVE BALANCED	8.04%	230,366	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

SAM CONSERVATIVE BALANCED	7.04%	201,829	PRINCIPAL LIFE INSURANCE CO CUST.
PORTFOLIO; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	5.69%	163,116	PRINCIPAL LIFE INSURANCE CO CUST.
PORTFOLIO; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SAM CONSERVATIVE BALANCED	5.37%	153,838	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
PORTFOLIO; Class 2			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

SAM CONSERVATIVE GROWTH	27.28%	2,923,677	PRINCIPAL LIFE INSURANCE CO CUST.
PORTFOLIO; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH	15.82%	1,695,712	PRINCIPAL NATIONAL LIFE INS CO
PORTFOLIO; Class 1			FBO VUL INCOME III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST G-012-S41
			DES MOINES IA 50392-9992

SAM CONSERVATIVE GROWTH	11.61%	1,245,160	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1			VARIABLE UNIVERSAL LIFE INCOME II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH	11.53%	1,236,344	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH	6.55%	702,142	AMERICAN GENERAL LIFE INSURANCE CO
PORTFOLIO; Class 1			VARIABLE PRODUCTS DEPARTMENT
			ATTN: DEBORAH KERAI
			PO BOX 1591
			HOUSTON TX 77251-1591

SAM CONSERVATIVE GROWTH	5.71%	612,070	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
PORTFOLIO; Class 1			VARIABLE SEPARATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

SAM CONSERVATIVE GROWTH	5.27%	565,037	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1			VUL INCOME
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH	36.69%	3,275,963	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SAM CONSERVATIVE GROWTH	26.87%	2,398,951	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

SAM CONSERVATIVE GROWTH	11.32%	1,011,293	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

SAM CONSERVATIVE GROWTH	10.45%	933,232	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH	6.66%	595,269	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
PORTFOLIO; Class 2			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

SAM FLEXIBLE INCOME	52.30%	5,498,839	PRINCIPAL LIFE INSURANCE CO CUST.
PORTFOLIO; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	14.36%	1,509,866	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	9.77%	1,027,410	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	54.11%	1,883,998	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	12.79%	445,578	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SAM FLEXIBLE INCOME	11.01%	383,329	PRINCIPAL LIFE INSURANCE CO CUST.
PORTFOLIO; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY V2
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	8.40%	292,690	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
PORTFOLIO; Class 2			VARIABLE SEPERATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997

SAM FLEXIBLE INCOME	6.42%	223,738	PRINCIPAL LIFE INSURANCE CO CUST.
PORTFOLIO; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	27.77%	2,450,882	PRINCIPAL NATIONAL LIFE INS CO
PORTFOLIO; Class 1			FBO VUL INCOME III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST G-012-S41
			DES MOINES IA 50392-9992

SAM STRATEGIC GROWTH	18.11%	1,597,914	PRINCIPAL LIFE INSURANCE CO CUST.
PORTFOLIO; Class 1			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	13.16%	1,161,817	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1			VARIABLE UNIVERSAL LIFE INCOME II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	7.87%	694,546	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1			VUL INCOME
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	7.24%	639,047	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	5.10%	450,623	PRINCIPAL LIFE INSURANCE CO CUST.
PORTFOLIO; Class 1			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner

SAM STRATEGIC GROWTH	43.50%	3,689,602	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

SAM STRATEGIC GROWTH	31.37%	2,660,286	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

SAM STRATEGIC GROWTH	8.31%	705,319	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

SAM STRATEGIC GROWTH	7.85%	665,691	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	36.62%	20,330,689	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	27.67%	15,361,417	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	9.62%	5,341,827	PRINCIPAL NATIONAL LIFE INSURANCE
			CO CUST FBO
			VARIABLE UNIVERSAL LIFE III
			ATTN INDIVIDUAL ACCOUNT
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	7.21%	4,006,560	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	6.14%	3,409,087	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
SMALLCAP; Class 1	24.80%	2,962,296	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP; Class 1	18.05%	2,155,989	PRINCIPAL LIFE INSURANCE CO CUST
			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP; Class 1	17.22%	2,057,203	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP; Class 1	7.54%	900,675	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP; Class 1	6.33%	757,093	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP; Class 2	43.00%	278,536	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP; Class 2	26.80%	173,626	FARMERS NEW WORLD LIFE INS CO
			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

SMALLCAP; Class 2	14.80%	95,894	FARMERS NEW WORLD LIFE INS CO
			ATTN SEGREGATED ASSETS
			3120 139TH AVE SW SUITE 300
			BELLEVUE WA 98005

SMALLCAP; Class 2	5.48%	35,542	PRINCIPAL LIFE INSURANCE CO CUST.
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
US LARGECAP BUFFER	61.82%	1,974,779	PRINCIPAL LIFE INSURANCE CO CUST
JANUARY; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

US LARGECAP BUFFER	16.61%	530,770	PRINCIPAL LIFE INSURANCE CO CUST.
JANUARY; Class 2			FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

US LARGECAP BUFFER	10.92%	348,869	PRINCIPAL LIFE INSURANCE CO CUST.
JANUARY; Class 2			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

US LARGECAP BUFFER	6.20%	198,240	PRINCIPAL LIFE INSURANCE CO CUST
JANUARY; Class 2			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

US LARGECAP BUFFER	71.09%	1,832,190	PRINCIPAL LIFE INSURANCE CO CUST
JULY; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

US LARGECAP BUFFER	9.41%	242,644	PRINCIPAL LIFE INSURANCE CO CUST.
JULY; Class 2			FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

US LARGECAP BUFFER	8.25%	212,771	PRINCIPAL LIFE INSURANCE CO CUST.
JULY; Class 2			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

US LARGECAP BUFFER	58.90%	995,441	PRINCIPAL LIFE INSURANCE CO CUST
OCTOBER; Class 2			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

US LARGECAP BUFFER	23.51%	397,315	PRINCIPAL LIFE INSURANCE CO CUST.
OCTOBER; Class 2			FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

Account/Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner

US LARGECAP BUFFER	6.04%	102,184	PRINCIPAL FINANCIAL SERVICES INC
OCTOBER; Class 2			PUBLIC SEED ACCOUNT
			ATTN GAM INVACCT ACA TEAM G-016-S40
			711 HIGH ST
			DES MOINES IA 50392-9992

APPENDIX B

AUDIT COMMITTEE CHARTER

PRINCIPAL FUNDS3
Audit Committee Charter (Amended September 13, 2022)
This charter sets forth the purpose, operating guidelines and responsibilities of the Audit Committee (the “Committee”) of the Boards of Directors/Trustees of the Principal Funds (the “Funds”). The Committee reviews the charter at least annually.

Purpose
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, valuation policies and procedures4, financial reporting and internal control systems, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with certain legal and regulatory requirements5; (3) the independent registered public accounting firm’s qualifications and independence; (4) the performance of the Funds’ independent registered public accounting firm; and (5) the valuation process for the Funds. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, the Manager’s internal auditors, Fund management, and the Board.

The Committee’s role is limited to oversight. PGI is responsible for preparing the Funds’ financial statements in accordance with generally accepted accounting principles, determining appropriate valuations, and for establishing and maintaining appropriate systems for accounting, financial reporting and internal control over financial reporting. The independent registered public accounting firm is responsible for conducting an audit of the Funds’ financial statements in accordance with applicable legal and professional standards, including the standards set by the Public Company Accounting Oversight Board.

Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles. Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the independent registered public accounting firm. The independent registered public accounting firm is ultimately accountable to the Funds’ Board and the Committee.

Operating Guidelines
The Board shall appoint the members of the Committee and the Committee’s Chair. Members of the Committee may not be interested persons of the Funds, as defined in the Investment Company Act of 1940, as amended. The number of Committee members shall satisfy each of the securities exchanges on which the Funds offers shares. In addition, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any affiliate of the Funds.

Each member of the Committee shall be financially literate, as such qualification is interpreted by the Funds’ Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board will determine whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.
3 Includes Principal Funds, Inc., Principal Variable Contracts Funds, Inc., Principal Exchange-Traded Funds, and any registered closed-end investment company operated as an interval fund and managed by Principal Global Investors, LLC.
4 Principal Global Investors, LLC (“PGI”) is the Funds’ valuation designee pursuant to SEC Rule 2a-5. Accordingly, this responsibility includes monitoring PGI’s valuation policies and procedures applicable to the Funds.
5 The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee’s function is limited to the activities set forth in this charter.

There shall be four regular meetings of the Committee each year. In conjunction with these meetings, the Committee shall meet in private executive sessions. The Committee or its Chair may call additional meetings as each deems appropriate. The Committee shall meet periodically, in separate executive sessions, with representatives of Fund Management, the Manager’s internal auditors and the Funds’ independent registered public accounting firm. The Committee may also request to meet with internal legal counsel and compliance personnel of the Manager and with personnel of entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:
•Notice. Notice shall be given as provided for meetings of the Board of Directors/Trustees of the Principal Funds.
•Quorum. At any Committee meeting a majority of the Committee members shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.
•Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.
•Action by Written Consent. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing or by electronic transmission and such consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.
•Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.
•Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Responsibilities
The Responsibilities of the Committee include, but are not limited to, the following:

Overseeing Valuation Process:
•Review and approve modifications to the Funds’ and their valuation designee’s valuation policies and procedures, as applicable.
•Review activities of the Valuation committee.
•Review Money Market Fund oversight.
•Review NAV error reports, and errors/omissions reports.
•Review the fair valuation process.

Overseeing Financial Reporting Process:
•Review with Fund management and the independent registered public accounting firm, the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting.
•Review any legal or regulatory matters that arise that could have a material impact on the Funds’ financial statements.
•Oversee the compliance with the Funds’ Code of Ethics for Principal Executive and Senior Financial Officers and consider changes prior to presentation for Board approval.

•Review after fiscal year end, prior to the filing of the Funds’ annual financial statements, a report from the independent registered public accounting firm on:
◦All critical accounting policies and practices to be used;
◦All alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm;
◦Other material written communications between the independent registered public accounting firm and Fund management including any audit problems or difficulties and management’s response, the management representation letter or schedule of unadjusted differences, if any; and
◦All non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2‑01 of Regulation S‑X that were not pre-approved by the Audit Committee.

Monitoring System of Internal Controls:
•Review with Fund management and the independent registered public accounting firm their separate evaluation of the adequacy and effectiveness of the Funds’ system of internal controls, including those of the Funds’ service providers.
•Review with the Manager’s internal auditors any findings or recommendations related to the Funds’ systems for accounting, valuation, financial reporting and internal controls and Fund management’s response.
•Receive and review a report from the Manager’s internal auditors regarding any complaints on accounting, valuation, auditing and internal control matters.
•Receive and review information from the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer regarding any complaints concerning questionable accounting, valuation, internal accounting controls, audit matters, or fund accounting matters made through the Principal Financial Group’s “whistleblower” procedures by employees of the Funds or the investment advisor, sub-advisors, administrators, principal underwriters, or any other provider of accounting related services for the Funds. Principal Financial Group’s whistleblower procedures are intended to empower employees and others to confidentially and anonymously report any unethical employee behavior, and those procedures will be used to facilitate the identification by the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer of complaint information for the Audit Committee’s review.
•Review with the Funds’ principal executive officer and/or principal financial officer, in connection with the required certifications on Form N-CSR, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting.
•Review the Manager’s internal audit function, including its audit plans, staffing and explanations for any deviations from plans.
•Review PGI’s valuation risk matrix for the Funds at least annually in addition to other reports required by SEC Rule 2a-5.

Overseeing the Engagement and Performance of the Funds’ Independent Registered Public Accounting Firm:
•Following evaluation, approve and recommend to the Board, the appointment, retention or termination of any independent registered public accounting firm employed by the Funds and approve the fees and other compensation to be paid to such independent registered public accounting firm.

•Meet with the Funds’ independent registered public accounting firm, including private meetings, as necessary, to: (i) review the arrangements for the annual audit and any other audits or non-audit services; (ii) discuss any matters of concern brought to its attention relating to the Funds’ financial statements, including any proposed adjustments to such statements recommended by the independent registered public accounting firm, or other results of said audit(s); (iii) consider the independent registered public accounting firm’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review with management and the independent registered public accounting firm the annual financial statements, including a discussion with the independent registered public accounting firm of matters required by professional standards and (v) review the form of opinion the independent registered public accounting firm proposes to render to the Board.
•Receive and evaluate on a periodic basis the formal written disclosures and letters from the independent registered public accounting firm as required by the Public Company Accounting Oversight Board (“PCAOB”) Rule 3526.6
•Set policies relating to the hiring by entities within the Fund complex of employees or former employees of the independent registered public accounting firm.
•Obtain and review a report by the independent registered public accounting firm, at least annually, describing any material issues raised by the most recent PCAOB review of the independent registered public accounting firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm.
•Review and pre-approve all services, including all audit and non-audit services, performed by the Funds’ independent registered public accounting firm for the Funds.
•Review and pre-approve all non-audit services performed by the Funds’ independent registered public accounting firm for the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Funds’ independent registered public accounting firm to provide any of these non-audit services.
•Consider the controls applied by the independent registered public accounting firm in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.
•Review annual audit plans of the independent registered public accounting firm for the Funds.

6 PCAOB Rule 3526 generally requires, among other things, that an auditor: (i) describe to the Committee, in writing, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence; (ii) discuss with the Committee the potential effects of the relationships described in (i) on the independence of the registered public accounting firm; (iii) affirm to the Committee, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with PCAOB Rule 3520; and (iv) document the substance of its discussion with the Committee.

Other Responsibilities
•Report activities to the Boards of Directors/Trustees on a regular basis.
•Conduct an annual self-evaluation.
•Maintain communication with counsel for independent directors/trustees.
•Investigate any other matter brought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.
•Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

Funding
The Committee shall receive appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent registered public accounting firm for approved audit or non-audit services for the Funds; (ii) compensation to any legal, accounting or other experts or consultants retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

PVC_Trad_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to: www.proxyvotenow.com/pvc2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 855-429-7276 3. Follow the simple instructions. ACCOUNT NAME PRINTS HERE PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF THE PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the above-referenced Account (the “Account”) hereby appoints each of Laura Latham, Adam Shaikh, and Clint Woods, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Account, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should

PVC_Trad_100154_0423 sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PVC_Trad_100154_0423 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2023. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposals. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To elect thirteen Directors to the Board of Directors (Shareholders of all Accounts). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. FOR AGAINST ABSTAIN 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Account without obtaining shareholder approval (Shareholders of all Accounts, except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts).   

PVC_OV_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to www.proxyvotenow.com/pvc2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-429-7276 3. Follow the simple instructions. PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Accounts listed on the reverse side of this proxy card (the “Accounts”) hereby appoints each of Laura Latham, Adam Shaikh, and Clint Woods, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Accounts, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PVC_OV_100154_0423 YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders to be held on April 26, 2023. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 This card represents all your accounts with the same registration and address. YOUR ACCOUNTS YOUR ACCOUNTS YOUR ACCOUNTS FundName1 FundName2 FundName3 FundName4 FundName5 FundName6 This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this proxy will be voted “FOR” the proposals. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS:  1. To elect thirteen Directors to the Board of Directors (Shareholders of all Accounts). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Account without obtaining shareholder approval (Shareholders of all Accounts, except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts). To vote all Accounts FOR  To vote all Accounts AGAINST  To ABSTAIN votes for all Accounts , or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 FundName1    02 FundName2    03 FundName3    04 FundName4    05 FundName5    06 FundName6   

PVC-VIC_Trad_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the card. 3. Sign, date and return the card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the card at hand. 2. Go to: www.proxyvotenow.com/pvc2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the card at hand. 2. Call toll-free: 855-429-7276 3. Follow the simple instructions. ACCOUNT NAME PRINTS HERE INSURANCE COMPANY NAME PRINTS HERE PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF THE PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the above-named Account (the “Account”), hereby appoints and authorizes the insurance company named above (the “Company”) to vote and act with respect to all shares of the Account, which are attributable to the undersigned’s participation in the Contract, at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The Company will vote the shares represented by this card in accordance with the choices made on this card. If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposals. If you fail to return this voting instruction card, the Company will vote the shares attributable to the account value in the same proportion as votes cast by contract owners in the same separate account. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign

PVC-VIC_Trad_100154_0423 personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PVC-VIC_Trad_100154_0423 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2023. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this card shall be voted “FOR” the proposals. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To elect thirteen Directors to the Board of Directors (Shareholders of all Accounts). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. FOR AGAINST ABSTAIN 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Account without obtaining shareholder approval (Shareholders of all Accounts, except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts).   

PVC-VIC-NI_Trad_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the card. 3. Sign, date and return the card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the card at hand. 2. Go to: www.proxyvotenow.com/pvc2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the card at hand. 2. Call toll-free: 855-429-7276 3. Follow the simple instructions. ACCOUNT NAME PRINTS HERE PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF THE PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the above-named Account (the “Account”), hereby appoints and authorizes the insurance company that issued the Contract (the “Company”) to vote and act with respect to all shares of the Account, which are attributable to the undersigned’s participation in the Contract, at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The Company will vote the shares represented by this card in accordance with the choices made on this card. If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposals. If you fail to return this voting instruction card, the Company will vote the shares attributable to the account value in the same proportion as votes cast by contract owners in the same separate account. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign

PVC-VIC-NI_Trad_100154_0423 personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PVC-VIC-NI_Trad_100154_0423 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2023. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this card shall be voted “FOR” the proposals. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To elect thirteen Directors to the Board of Directors (Shareholders of all Accounts). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. FOR AGAINST ABSTAIN 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Account without obtaining shareholder approval (Shareholders of all Accounts, except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts).   

PVC-VIC_OV_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the card. 3. Sign, date and return the card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the card at hand. 2. Go to www.proxyvotenow.com/pvc2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the card at hand. 2. Call toll-free 855-429-7276 3. Follow the simple instructions. INSURANCE COMPANY NAME PRINTS HERE PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the Accounts listed on the reverse side of this card (the “Accounts”), hereby appoints and authorizes the insurance company named above (the “Company”) to vote and act with respect to all shares of the Accounts, which are attributable to the undersigned’s participation in the Contract, at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The Company will vote the shares represented by this card in accordance with the choices made on this card. If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposals. If you fail to return this voting instruction card, the Company will vote the shares attributable to the account value in the same proportion as votes cast by contract owners in the same separate account. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign

PVC-VIC_OV_100154_0423 personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PVC-VIC_OV_100154_0423 YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders to be held on April 26, 2023. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 This card represents all your accounts with the same registration and address. YOUR ACCOUNTS YOUR ACCOUNTS YOUR ACCOUNTS FundName1 FundName2 FundName3 FundName4 FundName5 FundName6 This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this card will be voted “FOR” the proposals. If any other matters properly come before the Meeting to be voted on, the Company will vote, act and consent on these matters in accordance with the views of management. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS:  1. To elect thirteen Directors to the Board of Directors (Shareholders of all Accounts). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Account without obtaining shareholder approval (Shareholders of all Accounts, except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts). To vote all Accounts FOR  To vote all Accounts AGAINST  To ABSTAIN votes for all Accounts , or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 FundName1    02 FundName2    03 FundName3    04 FundName4    05 FundName5    06 FundName6   

PVC-VIC-NI_OV_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the card. 3. Sign, date and return the card in the envelope provided VOTE ONLINE 1. Read the proxy statement and have the card at hand. 2. Go to www.proxyvotenow.com/pvc2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the card at hand. 2. Call toll-free 855-429-7276 3. Follow the simple instructions. PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the Accounts listed on the reverse side of this card (the “Accounts”), hereby appoints and authorizes the insurance company that issued the Contract (the “Company”) to vote and act with respect to all shares of the Accounts, which are attributable to the undersigned’s participation in the Contract, at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The Company will vote the shares represented by this card in accordance with the choices made on this card. If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposals. If you fail to return this voting instruction card, the Company will vote the shares attributable to the account value in the same proportion as votes cast by contract owners in the same separate account. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should

PVC-VIC-NI_OV_100154_0423 state his or her title.

PVC-VIC-NI_OV_100154_0423 YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders to be held on April 26, 2023. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 This card represents all your accounts with the same registration and address. YOUR ACCOUNTS YOUR ACCOUNTS YOUR ACCOUNTS FundName1 FundName2 FundName3 FundName4 FundName5 FundName6 This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this card will be voted “FOR” the proposals. If any other matters properly come before the Meeting to be voted on, the Company will vote, act and consent on these matters in accordance with the views of management. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS:  1. To elect thirteen Directors to the Board of Directors (Shareholders of all Accounts). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Account without obtaining shareholder approval (Shareholders of all Accounts, except for Blue Chip, U.S. LargeCap Buffer January, U.S. LargeCap Buffer July, and U.S. LargeCap Buffer October Accounts). To vote all Accounts FOR  To vote all Accounts AGAINST  To ABSTAIN votes for all Accounts , or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 FundName1    02 FundName2    03 FundName3    04 FundName4    05 FundName5    06 FundName6   

INBOUND - CLOSED RECORDING Thank you for calling the Principal proxy voting line. Our offices are closed. Please call us back during our normal business hours which are, Monday through Friday, 10:00 a.m. to 11:00 p.m. Eastern time. Thank you and have a nice day. INBOUND - CALL IN QUEUE MESSAGE Thank you for calling the Principal proxy voting line. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received. END OF CAMPAIGN MESSAGE* Thank you for calling the Principal proxy voting line. The Joint Annual Meeting of Shareholders scheduled for April 26, 2023 has concluded. As a result, this toll-free number is no longer in service for proxy related shareholder calls. If you have questions about your investment in Principal Funds, Inc., Principal Variable Contracts Funds, Inc., Principal Exchange-Traded Funds or Principal Diversified Select Real Asset Fund, please contact your Financial Advisor or call Principal directly at 800-222-5852. Thank you. *Please note that the End Of Campaign Message should not be applied until DCP has provided instruction to do so. PRINCIPAL 2023 INBOUND LINE MESSAGING